[GOLDMAN SACHS LOGO]                     [PICTURE OF BUILDING AT 30 PINE STREET]

                                            CUSIP 38141G 10 4
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

[PICTURE OF MARCUS GOLDMAN]                 COMMON STOCK                 SHARES
[AND SAMUEL SACHS]
                                            par value of $.01

                                            This certificate is transferable in
                                            New York, NY and Ridgefield Park, NJ

                                                                          NUMBER
                                                                        GS

                                            Incorporated under the laws of
                                            the State of Delaware


The Goldman Sachs Group, Inc.

This is to certify that


                                            /s/ Henry M. Paulson Jr.
                                            Chairman and Chief Executive Officer


                                            /s/ Dan H. Jester
                                            Treasurer


is the owner of


                                  CERTIFICATE
                                    OF STOCK

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF                                           Countersigned and Registered:
The Goldman Sachs Group, Inc. transferable on the books of the Corporation by the holder              ChaseMellon
hereof in person, or by duly authorized attorney, upon surrender of this certificate properly         Shareholder Services, L.L.C.
endorsed. This certificate is not valid unless countersigned and registered by the Transfer           Transfer Agent and Registrar
Agent and Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly              Authorized Signature
authorized officers.                                                                                  Dated





[GOLDMAN SACHS SEAL]

                         THE GOLDMAN SACHS GROUP, INC.

     The Corporation will furnish without charge to each shareholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preference and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JIT TEN -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT --             Custodian
                     -----------           ------------
                       (Cust)                (Minor)
                     under Uniform Gifts to Minors
                     Act
                         ---------------------
                               (State)


    Additional abbreviations may also be used though not in the above list.

 For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------------



        ------------------------------------------------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:


----------------------------------------------------------


THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.




Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of April 1999 (as such may be amended from time to time, the "Rights Agreement"), between The Goldman Sachs Group, Inc. (the "Corporation") and the Rights Agent named therein, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Corporation or securities of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Corporation, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge after the receipt of a written request therefor.


                  --------------------------------------------

                           AMERICAN BANK NOTE COMPANY
                              680 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                 (215) 657-3480
                  --------------------------------------------
                            SALES: R. JOHNS: 212-593-5700
                  --------------------------------------------
                    /NET/BANKNOTE/Home/e/GoldmanSachs HB1145
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               PRODUCTION COORDINATOR: David Sokloff 215-830-2197
                             PROOF OF APRIL 6, 1999
                         THE GOLDMAN SACHS GROUP, INC.
                                   H 61145 bk

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                      OPERATOR:                  KOSHY/hj/lr

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                                      NEW
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